UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
   Pursuant to Section 13 OR 15(d) of the Securities and Exchange Act of 1934

           Date of Report (Date of earliest reported): August 17, 2005

                             THOMAS EQUIPMENT, INC.
                             ----------------------
               (Exact name of registrant as specified in charter)

       Delaware                       333-44586                 58-3565680
       --------                       ---------                 -----------
(State or other jurisdiction         (Commission               (IRS Employer
     of incorporation)               File Number)            Identification No.)

   1818 North Farwell Avenue, Milwaukee, WI                53202
   ----------------------------------------                ------
   (Address of principal executive offices)              (Zip Code)

       Registrant's telephone number, including area code: (312) 224-8812

                                   Copies to:
                             Gregory Sichenzia, Esq.
                              Thomas A. Rose, Esq.
                       Sichenzia Ross Friedman Ference LLP
                           1065 Avenue of the Americas
                            New York, New York 10018
                              Phone: (212) 930-9700
                               Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM  5.02 Departure of Directors or Principal Officers; Election of Directors;
           Appointment of Principal Officers

      On August 17, 2005, Michael Woods was appointed as a member of the Company's Board of Directors. Mr. Woods, age 37, has been Controller and Interim Chief Financial Officer of Newgen Technologies, Inc., a publicly traded company engaged in the development of alternative fuels, since July 2005. Prior to joining Newgen, Mr.Woods has worked with several entrepreneurial companies in the mortgage lending and medical imaging fields. Mr.Woods' business career began as a CPA with Coopers & Lybrand but the bulk of his experience was gained with Ernst & Young from 1993 to 1998. Mr. Woods was Director of Corporate Assurance (Internal Audit) and Mergers & Acquisitions Supervisor for Century Business Services from 1998 to 1999. Mr. Woods' next assignment was with TMG Development & Sitco, Inc., where he was VP Finance. He left this assignment in 2002, and was most recently Treasurer and Co-Owner of Woods Mortgage Group. Mr. Woods has his BS in Business Administration from The Ohio State University.

      In connection with Mr. Woods' appointment to the Board of Directors, the Board also formed the following Board committees:

      Audit Committee

      Michael W. Woods, Chairman
      James E. Patty, Member
      Kenneth Shirley, Member

      Compensation Committee

      James E. Patty, Chairman
      Kenneth Shirley, Member
      Michael W. Woods, Member


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        THOMAS EQUIPMENT, INC.


Date:  August 23, 2005                  /s/ CLIFFORD RHEE
                                        ----------------------------------------
                                            Clifford Rhee,
                                            President


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